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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                   __________________________________________


                       DATE OF REPORT:  OCTOBER 16, 1995

                   __________________________________________

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ___________________________________________


  Maryland                     0-2525                         31-0724920
---------------         ----------------------            -------------------
(STATE OR OTHER         (COMMISSION FILE  NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                   __________________________________________


                               Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On October 16, 1995, a Special Committee of the Board of Directors of Huntington Bancshares Incorporated (the "Corporation") approved and adopted the forms of the Fixed Rate Medium Term Note and Floating Rate Medium Term Note (the "Notes"), which are to be issued under an Indenture between the Corporation and The Chase Manhattan Bank (National Association), as Trustee. The Notes shall be issued substantially in the forms which are attached to this report as an Exhibit, which are incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit 4(a) -- Form of Fixed Rate Medium Term Note

         Exhibit 4(b) -- Form of Floating Rate Medium Term Note


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HUNTINGTON BANCSHARES INCORPORATED


Date:    October 16, 1995      By:  /s/ Gerald R. Williams
                                   --------------------------------------------
                                   Gerald R. Williams, Executive Vice President
                                   and Chief Financial Officer